UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 18, 2026

OMNICOM GROUP INC.
(Exact Name of Registrant as Specified in its Charter)

New York	1-10551	13-1514814
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Park Avenue, New York, NY	10017
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 415-3600
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.15 per share	OMC	New York Stock Exchange
0.800% Senior Notes due 2027	OMC/27	New York Stock Exchange
1.400% Senior Notes due 2031	OMC/31	New York Stock Exchange
3.700% Senior Notes due 2032	OMC/32	New York Stock Exchange
2.250% Senior Notes due 2033	OMC/33	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On February 18, 2026, Omnicom Group Inc. ("Omnicom," the "Company," "we," "our" or "us") published an earnings release reporting its financial results for the three months and year ended December 31, 2025. A copy of the earnings release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein in its entirety.
Item 7.01. Regulation FD Disclosure.
On February 18, 2026, Omnicom hosted an earnings call and posted on its website a related investor presentation in connection with publishing its financial results for the three months and year ended December 31, 2025. A copy of the presentation is furnished as Exhibit 99.2 to this report and is incorporated by reference herein in its entirety.
On February 18, 2026, Omnicom issued a press release announcing that its Board of Directors approved a $5.0 billion share repurchase program and Omnicom entered into $2.5 billion of accelerated share repurchase arrangements. A copy of the press release is furnished as Exhibit 99.3 to this report and is incorporated by reference herein in its entirety.
The information under Items 2.02 and 7.01 above (including Exhibits 99.1, 99.2 and 99.3 hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
Forward-Looking Statements.
Certain statements in the exhibits to this Current Report on Form 8-K contains forward-looking statements, including statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. In addition, from time to time, we or our representatives have made, or may make, forward-looking statements, orally or in writing. These statements, other than statements of historical fact, may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of our management as well as assumptions made by, and information currently available to, our management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “should,” “would,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside our control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include:
•risks relating to the completed merger (the Merger) between us and The Interpublic Group of Companies, Inc. (IPG), including risks related to the integration of IPG’s business, such as, among others: uncertainties associated with retaining key management and other employees; potential disruptions to client, vendor, and business partner relationships; the risk that integration activities may be more time-consuming, complex, or costly than expected; the possibility that anticipated synergies, efficiencies, and other benefits of the Merger may not be realized, or may be realized more slowly than anticipated; and risks associated with managing a larger, more complex combined organization and effectively integrating systems, processes, operations, and cultures;
•adverse economic conditions, including geopolitical events, international hostilities, acts of terrorism, public health crises, inflation or stagflation, tariffs and other trade barriers, central bank interest rate policies in countries that comprise our major markets, labor and supply chain issues affecting the distribution of our clients’ products, or a disruption in the credit markets;
•international, national or local economic conditions that could adversely affect us or our clients;
•reductions in client spending, a slowdown in client payments or a deterioration or disruption in the credit markets;
•the ability to attract new clients and retain existing clients in the manner anticipated;
•changes in client marketing and communications services requirements;
•failure to manage potential conflicts of interest between or among clients;

•unanticipated changes related to competitive factors in the marketing and communications services industries;
•unanticipated changes to, or an inability to hire and retain, key personnel;
•currency exchange rate fluctuations;
•reliance on information technology systems and risks related to cybersecurity incidents;
•effective management of the risks, challenges and efficiencies presented by utilizing artificial intelligence, or AI, technologies and related partnerships in our business, and their use by our competitors;
•failure to adapt to technological developments;
•our liquidity, long-term financing needs, credit ratings and access to capital markets;
•changes in legislation or governmental regulations affecting us or our clients;
•losses on media purchases and production costs incurred on behalf of clients;
•risks associated with assumptions we make in connection with our acquisitions, critical accounting estimates and legal proceedings;
•our international operations, which are subject to the risks of currency repatriation restrictions, social or political conditions and an evolving regulatory environment in high-growth markets and developing countries;
•risks related to our environmental, social and governance goals and initiatives, including impacts from regulators and other stakeholders, and the impact of factors outside of our control on such goals and initiatives;
•changes in tax rates, tax laws, regulations or interpretations, or adverse outcomes of tax audits or proceedings; and
•other business, financial, operational and legal risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission (SEC).
The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that may affect the Company’s business, including those described in Item 1A, “Risk Factors” and Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K and in other documents filed from time to time with the Securities and Exchange Commission. Except as required under applicable law, the Company does not assume any obligation to update these forward-looking statements.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Earnings release dated February 18, 2026.
99.2	Investor presentation materials dated February 18, 2026.
99.3	Press release dated February 18, 2026.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omnicom Group Inc.

	By:	/s/ Andrew L. Castellaneta
		Name:	Andrew L. Castellaneta
		Title:	Senior Vice President, Chief Accounting Officer

Date: February 18, 2026